SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  October 24, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             The Furia Organization, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       000-13910                 95-3931129
   ---------------                  ------------             ----------------
    (State or other                 (Commission              (I.R.S. Employer
   jurisdiction of                  File Number)             Identification No.)
    incorporation)

                    2233 Ridge Road, Suite 102, Rockwall, TX 75087
                       ----------------------------------------
                       (Address of principal executive offices)

                                  972.722.9999
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

      Lawrence Scharfman & Co., CPA P.C., the previous independent registered public accounting firm of The Furia Organization, Inc. (the "Company") for the fiscal years ended June 30, 2004 and 2005, was terminated on October 24, 2005, from further audit services to the Company.

      During the fiscal years ended June 30, 2004 and 2005, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles.

      For the two fiscal years ended June 30, 2004 and 2005, and the subsequent interim period ended September 30, 2005, there were no disagreements between the Company and Lawrence Scharfman & Co., CPA P.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of Scharfman & Co., CPA P.C. would have caused Scharfman & Co., CPA P.C. to make reference to the subject matter of the disagreement in connection with its reports.

      On October 24, 2005, the Company executed an engagement letter with Murrell, Hall, McIntosh & Co., PLLP, located at 2601 N.W. Expressway, Suite 700 East, Oklahoma City, OK 73112 to audit the consolidated financial statements of the Company for its fiscal year ending June 30, 2006, and the related statements of income, stockholders' equity, and cash flows for the year then ending. The Board of Directors approved the appointment of Murrell, Hall, McIntosh & Co., PLLP effective October 24, 2005. During the two most recent fiscal years or any subsequent interim period, the new independent registered public accounting firm had not previously been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with the firm regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event prior to September 30, 2005.

Section 9.  Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits

                  16 Accountants' letter from Lawrence Scharfman & Co., CPA P.C. regarding change in registered pubic accounting firm.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K current report to be signed on its behalf by the undersigned hereunto duly authorized.


October 28, 2005          The Furia Organization, Inc.


                          By: /s/ Michael. D. Alexander
                              ----------------------------------
                              Michael D. Alexander
                              Chief Executive Officer